Page 16 of 21


                                    EXHIBIT A

                             JOINT FILING AGREEMENT


          The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of ContinuCare Corporation, dated as of June 1, 2001, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:    June 1, 2001        STRATEGIC INVESTMENT PARTNERS LIMITED


                             By: /S/ RICHARD D. HOLAHAN, JR.
                                 ----------------------------------------------
                                 Richard D. Holahan, Jr.
                                 Attorney-in-Fact

Date:   June 1, 2001         QUASAR STRATEGIC PARTNERS LDC


                             By: /S/ RICHARD D. HOLAHAN, JR.
                                 ----------------------------------------------
                                 Richard D. Holahan, Jr.
                                 Attorney-in-Fact

Date:   June 1, 2001         QUANTUM INDUSTRIAL PARTNERS LDC


                             By: /S/ RICHARD D. HOLAHAN, JR.
                                 ----------------------------------------------
                                 Richard D. Holahan, Jr.
                                 Attorney-in-Fact


Date:   June 1, 2001         QIH MANAGEMENT INVESTOR, L.P.

                             By: QIH Management, Inc.,
                                 its General Partner

                             By: /S/ RICHARD D. HOLAHAN, JR.
                                 ----------------------------------------------
                                 Richard D. Holahan, Jr.
                                 Vice President

Date:   June 1, 2001         QIH MANAGEMENT, INC.


                             By: /S/ RICHARD D. HOLAHAN, JR.
                                 ----------------------------------------------
                                 Richard D. Holahan, Jr.
                                 Vice President

Date:   June 1, 2001         SOROS FUND MANAGEMENT LLC


                             By: /S/ RICHARD D. HOLAHAN, JR.
                                 ----------------------------------------------
                                 Richard D. Holahan, Jr.
                                 Assistant General Counsel

Date:   June 1, 2001         GEORGE SOROS


                             By: /S/ RICHARD D. HOLAHAN, JR.
                                 ----------------------------------------------
                                 Richard D. Holahan, Jr.
                                 Attorney-in-Fact